                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE

                                DECEMBER 12, 2005

                              [MERRILL LYNCH LOGO]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

1. COMBINED LOAN-TO-VALUE RATIOS

                                AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
COMBINED           NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
LOAN-TO-VALUE      MORTGAGE      BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    COMBINED      FULL       PERCENT
RATIOS              LOANS      OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION    IO
-----------------  ---------  --------------  ----------  --------  --------  -----------  --------  -------------  -------
50.00% or less           148     $20,527,578       1.04%     6.69%       639     $138,700    40.89%         67.71%   42.89%
50.01% to 55.00%          50       9,700,746       0.49     6.733        635      194,015    52.63          39.16     28.2
55.01% to 60.00%          88      17,129,073       0.87     6.787        627      194,649    57.77          61.15    44.31
60.01% to 65.00%         162      30,300,066       1.54     6.629        641      187,037    63.03          57.23    42.25
65.01% to 70.00%         220      41,800,108       2.13     6.829        626      190,000    68.58           56.6    42.47
70.01% to 75.00%         276      58,889,761          3     6.834        638      213,369    73.51          51.31    42.79
75.01% to 80.00%       1,077     234,540,699      11.93     6.843        641      217,772    79.38          59.19    52.34
80.01% to 85.00%         455      90,038,658       4.58     7.484        619      197,887     84.5          61.19    43.34
85.01% to 90.00%       1,041     222,297,581      11.31     7.488        641      213,542    89.64          58.55    56.62
90.01% to 95.00%         691     154,239,889       7.85     7.146        663      223,213    94.62          59.66    51.09
95.01% to 100.00%      4,986   1,085,693,467      55.25     6.618        668      217,748    99.96          65.83    78.18
                       -----  --------------     ------     -----        ---     --------    -----          -----    -----
TOTAL:                 9,194  $1,965,157,627     100.00%     6.84%       656     $213,743    91.96%         62.60%   65.65%
                       =====  ==============     ======     =====        ===     ========    =====          =====    =====

2. DTI

                                AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                   MORTGAGE      BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    COMBINED      FULL       PERCENT
DTI                 LOANS      OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION    IO
-----------------  ---------  --------------  ----------  --------  --------  -----------  --------  -------------  -------
0.01% to 20.00%          272     $54,575,966       2.78%     6.91%       658     $200,647    87.55%         81.44%   50.94%
20.01% to 25.00%         356      58,675,160       2.99     7.032        643      164,818     85.5          68.96    43.04
25.01% to 30.00%         528     104,643,291       5.32     6.851        658      198,188    88.06          65.79    58.28
30.01% to 35.00%         895     165,352,203       8.41     6.893        652      184,751     88.4          66.76    55.34
35.01% to 40.00%       1,363     281,943,704      14.35     6.861        655      206,855     91.3          59.21    63.48
40.01% to 45.00%       1,909     433,204,256      22.04     6.865        661      226,927    92.86          51.27    67.64
45.01% to 50.00%       2,371     545,874,068      27.78      6.88        658      230,229    93.39          51.59    69.11
50.01% to 55.00%       1,492     319,616,263      16.26     6.626        650      214,220    93.93          92.15    73.42
55.01% to 60.00%           8       1,272,716       0.06     7.485        610      159,089    90.97          66.83    57.18
                       -----  --------------     ------     -----        ---     --------    -----          -----    -----
TOTAL:                 9,194  $1,965,157,627     100.00%     6.84%       656     $213,743    91.96%         62.60%   65.65%
                       =====  ==============     ======     =====        ===     ========    =====          =====    =====

3. PRODUCT TYPES

                                AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                   MORTGAGE      BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    COMBINED      FULL       PERCENT
PRODUCT TYPES       LOANS      OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION    IO
-----------------  ---------  --------------  ----------  --------  --------  -----------  --------  -------------  -------
A1/6 0                     8      $2,491,598       0.13%     6.65%       692     $311,450    89.91%         46.98%    0.00%
A2/6 0                 2,336     372,276,165      18.94     7.122        634      159,365    89.46          57.64        0
A2/6 60                3,529     968,997,863      49.31     6.716        663      274,581    94.55          59.71      100
A3/6 0                   655     110,494,329       5.62     7.011        645      168,694     89.9          63.29        0
A3/6 60                  987     233,923,333       11.9     6.618        663      237,004     94.6          70.94      100
A5/6 0                    79      15,740,531        0.8     6.522        677      199,247     86.3          68.01        0
A5/6 60                  192      52,954,283       2.69     6.489        691      275,804    90.28          75.36      100
AM6 60                    14       4,497,664       0.23     6.255        667      321,262    86.94          46.67      100
B15/30 0                   3         347,013       0.02     7.821        595      115,671    81.49            100        0
B15/3060                   1         263,693       0.01      7.75        651      263,693       90            100      100
F15 0                    109      10,119,116       0.51     6.927        650       92,836    69.61          60.01        0
F15 60                     5       1,388,400       0.07     7.326        635      277,680    78.48          44.18      100
F20 0                      2         260,945       0.01     7.895        624      130,473    94.54              0        0
F30 0                  1,151     163,269,293       8.31     7.177        648      141,850    83.68          70.68        0
F30 60                   123      28,133,400       1.43     7.338        639      228,727       86          87.48      100
                       -----  --------------     ------     -----        ---     --------    -----          -----    -----
TOTAL:                 9,194  $1,965,157,627     100.00%     6.84%       656     $213,743    91.96%         62.60%   65.65%
                       =====  ==============     ======     =====        ===     ========    =====          =====    =====